EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with Amendment No.1 to the Annual Report of Next 1 Interactive, Inc. (the “Company”) on Form 10-K for the fiscal year ended February 28, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, William Kerby, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

1.    The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: June 24, 2009	By:	/s/ William Kerby
William Kerby Chief Executive Officer and Vice Chairman (Principal Executive Officer)